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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report:                             January 22, 2007
       Date of Earliest Event Reported:                     January 17, 2007


                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                     1-11476
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                                   (Commission
                                   File Number)

               California                                 95-3977501
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      (State or other jurisdiction                     (I.R.S. Employer
            of incorporation)                        Identification No.)

13500 Evening Creek Drive, Suite 440,
         San Diego, California                               92128
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(Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code:     (858) 391-3400


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

         Please see Item 5.02 below.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         As previously disclosed on a Form 8-K filed with the SEC on December 18, 2006 by World Waste Technologies, Inc., a California corporation, David Gutacker was appointed to the Company's Board of Directors effective as of December 13, 2006. In connection with this appointment, Mr. Gutacker has been granted options to acquire up to 200,000 shares of the Company's common stock under the Company's 2004 Stock Option Plan. The options are exercisable at a per share price of $1.55 (the closing price of the common stock as of the grant date of January 17, 2007) and vest as follows: 16,667 shares vest as of the date of grant, and the remaining shares vest in 22 equal monthly installments on the first day of each month commencing as of February 1, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WORLD WASTE TECHNOLOGIES, INC.

Date: January 22, 2007                      By:  /s/ David Rane
                                                 -------------------------------
                                                 David Rane
                                                 CHIEF FINANCIAL OFFICER